Certification of Principal Executive Officer

      In connection with the Certified Shareholder Report of Petroleum & Resources Corporation (the Corporation) on Form N-CSR for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas G. Ober, Chairman, Chief Executive Officer, and President of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1)  The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange
          Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 11, 2005

  /s/ Douglas G. Ober
      -----------------------
      Douglas G. Ober
      Chief Executive Officer
      (Principal Executive Officer)

     A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

      In connection with the Certified Shareholder Report of Petroleum & Resources Corporation (the Corporation) on Form N-CSR for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Maureen A. Jones, Vice President, Chief Financial Officer and Treasurer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange
          Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 11, 2005

  /s/ Maureen A. Jones
      -----------------------
      Maureen A. Jones
      Vice President, Chief Financial Officer and Treasurer
      (Principal Financial Officer)

     A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.